                                                              Exhibit 23(b)


                               ARTHUR ANDERSEN LLP

                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated February 6, 1997 included or incorporated by reference in HBO & Company's Form 10-K for the year ended December 31, 1996.





Arthur Andersen LLP

Atlanta, Georgia
December 22, 1997






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